

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from Swift Energy
Penions Partners 1993-B, Ltd.'s balance sheet and statement of operations con-
tained in its Form 10-Q for the quarter ended June 30, 1997 and is qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   6-MOS
<FISCAL-YEAR-END>                              DEC-31-1997
<PERIOD-END>                                   JUN-30-1997
<CASH>                                         202,498
<SECURITIES>                                   0
<RECEIVABLES>                                  176,145
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               378,643
<PP&E>                                         6,092,889
<DEPRECIATION>                                 (3,754,123)
<TOTAL-ASSETS>                                 2,717,409
<CURRENT-LIABILITIES>                          6,943
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     2,710,466
<TOTAL-LIABILITY-AND-EQUITY>                   2,717,409
<SALES>                                        355,442
<TOTAL-REVENUES>                               360,526
<CGS>                                          0
<TOTAL-COSTS>                                  363,496<F1>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                (51,664)
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            (51,664)
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   (51,664)
<EPS-PRIMARY>                                  0
<EPS-DILUTED>                                  0

<F1>Includes lease operating expenses, production taxes and depreciation, depletion and amortization expense. Excludes general and administrative and interest expense.


